UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

reported): January 5, 2006

Bakers Footwear Group, Inc.

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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	000-50563 ------------------- (Commission File Number)	43-0577980 --------------------------- (I.R.S. Employer Identification Number)

2815 Scott Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63103 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 621-0699

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  7.01.     Regulation FD Disclosure.

On January 5, 2006, Bakers Footwear Group, Inc. (the “Company”) issued a press release (the “Press Release”) announcing net sales and comparable store sales for the two-month period beginning October 30, 2005 and ending December 31, 2005.

The Company also announced participation in both the SG Cowen 4th Annual Consumer Conference and the 8th Annual ICR XChange Conference in January 2006.

A copy of the Press Release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. The description of the Press Release is qualified in its entirety by the full text thereof.

Item  9.01.     Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Exhibit
99.1	Press Release dated January 5, 2006 (furnished pursuant to Item 7.01)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKERS FOOTWEAR GROUP, INC.

Date: January 5, 2006	By: /s/ Lawrence L. Spanley

Lawrence L. Spanley, Jr.

Executive Vice President,

Chief Financial Officer,

Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release dated January 5, 2006 (furnished pursuant to Item 7.01)